Therapy development expenses	12 Months Ended
Dec. 31, 2021
Financial Debt
Disclosure of therapy and development expenses [text block]

27.    Therapy development expenses

Therapy development expenses consist primarily of compensation for personnel, spending related to direct sale force, market access and reimbursement activities. Other therapy development expenses include training physicians, travel expenses, conferences, market research, advertising and public relations.

	For the year ended December 31
(in EUR 000)	2021	2020	2019
Staff costs	1,586	696	553
Consulting and contractors' fees	1,464	813	169
Facilities	8	8	—
Clinical studies	—	150	—
Travel	174	123	85
Other	367	74	95
Total therapy development expenses	3,599	1,864	902

Therapy development expenses increased by €1.7 million or 93.1 % from €1.9 million for the year ended December 31, 2020 to €3.6 million for the year ended December 31, 2021. The increase in the expenses was mainly due to an increase in staff and consulting, to support the ongoing commercialization in Europe. Other therapy development expenses for the year ended December 31, 2021 mainly increased due to increased recruitment costs.

Therapy development expenses increased by 106.7 % from €0.9 million for the year ended December 31, 2019 to €1.9 million for the year ended December 31, 2020. The increase in the expenses was mainly due to an increase in staff and consulting, to support the launch of the commercialization in Europe.